Equity-based compensation	12 Months Ended
Dec. 26, 2020
EWC Ventures and its Subsidiaries [Member]
Equity-based compensation
14.	Equity-based compensation

On December 12, 2018, the Company and Management Holdco adopted the Amended and Restated EWC Management Holdco, LLC Equity Incentive Plan (the “Incentive Plan”), under which Management Holdco may grant Class B Units of Management Holdco (“Incentive Units”) to employees, directors, and consultants of the Company and its subsidiaries. The maximum number of shares that may be issued under the Plan was 4,733,220 as of December 26, 2020 and December 28, 2019.

The Company’s Board of Directors approves this issuance of Incentive Units and determines the vesting schedule for all equity awards. Time-based Incentive Units granted under the Plan generally vest over 5 years. The Company expenses time-based Incentive Units granted to employees based on the fair value of the award on a straight-line basis over the associated service period of the award.

Incentive Units with performance-based vesting criteria vest in one or more tranches contingent upon the achievement of pre-determined milestones related to the achievement of certain targets. Unit-based compensation expense is recognized for these awards over the vesting period based on the projected probability of achievement of the respective target(s). In each period, the stock-based compensation expense may be adjusted, as necessary, in response to any changes in the Company’s forecast with respect to the recipient achieving his target(s).

The Company estimates the fair value of Incentive Units as of the grant date based on a determination of the total fair value of the Company’s equity as of the valuation date which is then run through a hypothetical liquidation model. The weighted average assumptions for the grants are provided in the following table. Since the Company’s shares are not publicly traded, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The term is based on the estimated time to a liquidity event. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve at the date of grant.

Valuation assumptions:

	December 26,	December 28,
	2020	2019
Term	2.2	3.1
Risk-free Rate	0.6%	2.2%
Volatility	46%	34%
Dividend yield	—	—

The following table summarizes activity under the Incentive Plan for time-based awards:

		Weighted average
		grant date
	Units	fair value
Unvested outstanding, December 28, 2019	2,352,292	$2.57
Granted	244,371	2.63
Vested	(652,079)	2.26
Forfeited	(108,715)	2.28
Unvested outstanding, December 26, 2020	1,835,869	$2.70
Vested as of December 26, 2020	652,079	$2.26

The following table summarizes activity under the Incentive Plan for performance-based awards:

		Weighted average
		grant date
	Units	fair value
Unvested outstanding, December 28, 2019	1,568,704	$0.38
Granted	245,774	0.68
Vested	—	—
Forfeited	(96,167)	0.33
Unvested outstanding, December 28, 2019	1,718,311	$0.49
Vested as of December 26, 2020	—	—

The Company recognized approximately $2,052 and $1,570 in unit-based compensation expense in Selling, general, and administrative expense related to Class B Units during the years ended December 26, 2020 and December 28, 2019, respectively. As of December 26, 2020, there was approximately $3,959 of total unrecognized compensation cost related to time-based Incentive Units. The total unrecognized compensation cost will be adjusted for future forfeitures as they occur. As of December 26, 2020, the Company expects to recognize its remaining time-based Incentive Unit compensation expense over a weighted-average period of 2.9 years. As of December 26, 2020, there was approximately $853 of total unrecognized compensation cost related to performance-based Incentive Units.